EXHIBIT 31.2

                CERTIFICATION OF INTERIM CHIEF FINANCIAL OFFICER
                 PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934
                             RULES 13A-14 AND 15D-14
                             AS ADOPTED PURSUANT TO
                 SECTION 302 OF THE SARBANNES-OXLEY ACT OF 2002


In connection with the Annual; Report of PracticeXpert, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Biele, Interim Chief Financial Officer of the Company, certify, pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934, as adopted pursuant to ss.302 of the Sarbanes-Oxley Act of 2002, that:

      (1)   I have reviewed the Report;

      (2) Based on my knowledge, the Report does not contain any untrue statement of material fact or omit a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading,

      (3) Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition and results of operations of the Company, as of, and for, the periods presented in the Report,

      (4)   I and the other certifying officers of the Company:

            a. are responsible for establishing and maintaining disclosure controls and procedures for the Company;
            b. have designed such disclosure controls and procedures to ensure that material information is made known to us, particularly during the period in which the Report is being prepared;
            c.  have evaluated the effectiveness of the Company's disclosure controls and procedures within 90 days of the date of the
                Report; and
            d. have presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on the required evaluation.

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      (5)   I and the other certifying officers have disclosed to the Company's auditors and to the audit committee of the board of directors (or persons fulfilling the equivalent function):

            a. all significant deficiencies in the design of operation of internal controls (a pre-existing term relating to internal controls regarding financial reporting) which could adversely affect the Company's ability to record process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

            b. any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.


      (6) I and the other certifying officers have indicated in the Report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                                 /s/ Anthony Biele
                                                 -------------------------
                                                 Anthony Biele
                                                 Interim Chief Financial Officer

                                                 April 12, 2006